UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2008

FIRSTPLUS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

122 W. John Carpenter Freeway, Suite 450 Irving, Texas 75039
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (972) 717-7969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.

On June 17, 2008 the Board of Directors of FirstPlus Financial Group, Inc. (the “Company”),  appointed William Handley as Chief Executive Officer of the Company.  Mr. Handley no longer serves as Vice President and Chief Financial Officer of the Company. Also on June 17, 2008, the Board of Directors of the Company removed John Maxwell as Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Maxwell remains an employee of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.

Date: June 17, 2008	By:	/s/ William L. Handley
Name: William L. Handley
Title: Chief Executive Officer